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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2001


                             ADEPT TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              CALIFORNIA                                0-27122                              94-2900635
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
            INCORPORATION)                                                               IDENTIFICATION NO.)

                    150 ROSE ORCHARD WAY
                    SAN JOSE, CALIFORNIA                                                95134
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 432-0888

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

         This report is being filed by the Registrant to report its financial results for its third quarter ended March 31, 2001. The press release issued by the Registrant relating to the Registrant's financial results for its third quarter is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                Description
         -----------                -----------

           99.1        Press Release of the Registrant issued on April 24, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADEPT TECHNOLOGY, INC.



Date:  May 8, 2001                      By:  /s/ Michael W. Overby
                                           ----------------------------------
                                           Michael W. Overby
                                           Chief Financial Officer


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                          Index to Exhibits


         Exhibit No.                Description
         -----------                -----------

           99.1        Press Release of the Registrant issued on April 24, 2001.